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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                NOVEMBER 5, 1998



                           SYNAGRO TECHNOLOGIES, INC.
                          (Exact name of registrant as
                            specified in its charter)



    DELAWARE                      0-21054                  76-0511324
(State or other                 (Commission              (IRS Employer
jurisdiction of                 File Number)             Identification
incorporation)                                               Number)



                           5850 SAN FELIPE, SUITE 500
                              HOUSTON, TEXAS 77057
              (Address of principal executive offices and zip code)


                                 (713) 706-6180
                         (Registrant's telephone number,
                              including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 5, 1998, Synagro Technologies, Inc., a Delaware corporation (the "Company"), through its wholly-owned subsidiary, EWR Acquisition Corp. ("Merger Sub"), acquired Environmental Waste Recycling, Inc. ("EWR"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Merger Sub, EWR, Grace A. Draman and Dennis Draman, dated the same date. EWR is a biosolids management company with operations in North Carolina, South Carolina, Tennessee, Alabama and Georgia. Pursuant to the Merger Agreement, Grace Draman and Dennis Draman, the shareholders of EWR, received an aggregate of 865,125 shares of the Company's common stock and $6,560,535 in cash. The Merger Agreement provides for the payment of additional cash and stock consideration in an aggregate amount not to exceed $2,956,216 in the event certain financial targets are realized during the twelve-month period after closing. The Company financed all of the cash portion of the merger consideration with borrowings under its credit facility with Bank of America. The acquisition will be recorded using the purchase method of accounting.

         The attached press release and Agreement and Plan of Merger are filed as exhibits and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         A.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  As of the filing date of this Form 8-K, the Company has found it impracticable to file the required financial statements of the acquired business. The Company intends to file the required financial statement as soon as they become available but in any event no later than 60 days after the deadline for filing this report on Form 8-K.

         B.       PRO FORMA FINANCIAL INFORMATION.

                  As of the filing date of this Form 8-K, the Company has found it impracticable to file the required pro forma financial information for the acquisition. The Company intends to file the required pro forma financial information as soon as it becomes available but in any event no later than 60 days after the deadline for filing this report on Form 8-K.

         C.       EXHIBITS

                  Exhibit 2    Agreement and Plan of Merger dated November 5,
                  1998

                  Exhibit 20   Press Release dated November 6, 1998.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYNAGRO TECHNOLOGIES, INC.



Dated: December 16, 1998                 By: /s/ Randy L. Jennings
                                             ---------------------------------
                                                 Randy L. Jennings,
                                                 Chief Financial Officer





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                               INDEX TO EXHIBITS



 EXHIBIT                         DESCRIPTION
 -------                         -----------
Exhibit 2      Agreement and Plan of Merger dated November 5, 1998

Exhibit 20     Press Release dated November 6, 1998